Borrowings	12 Months Ended
Dec. 31, 2011
Borrowings [Abstract]
BORROWINGS

NOTE 9 - BORROWINGS

Short-Term Borrowings

Short-term borrowings consist of term federal funds purchased and generally are repaid within one to 120 days from the transaction date; there were no outstanding borrowings at December 31, 2011.

Federal Home Loan Bank Advance

At year-end, advances of continuing operations, from the FHLB were as follows:

(000s omitted) Principal Terms	Advance Amount	Maturity Date

December 31, 2011
Single maturity fixed rate advance with rate of 7.34%	$923	May 2016

December 31, 2010
Single Maturity fixed rate advance, with rate of 7.34%	$954	May 2016

The advance is payable at its maturity date, a prepayment penalty is assessed with early payoffs of advances. The advance is collateralized by securities totaling $5,975,000 and $6,700,000 at December 31, 2011 and 2010, respectively.

Maturities over each of the next five years are (000s omitted):

2012	$33
2013	35
2014	39
2015	42
2016	774

$923

Subordinated Debenture and Trust Preferred Securities

A trust formed by the Corporation issued $12,000,000 of trust preferred securities in 2003 as part of a pooled offering of such securities. The interest rate is a floating rate (3 month LIBOR plus 3.00%) and the current rate at December 31, 2011 is 3.25%. The Corporation issued subordinated debentures at the same terms as the trust preferred securities to the trust in exchange for the proceeds of the offering; the debentures and related debt issuance costs represent the sole assets of the trust. The Corporation may redeem the subordinated debentures, in whole but not in part, any time after 2008 at a price of 100% of face value. The subordinated debentures must be redeemed no later than 2033.

A trust formed by the Corporation issued $2,000,000 of trust preferred securities in 2005 as part of a pooled offering of such securities. The interest rate is a floating rate (3 month LIBOR plus 1.60%) and the current rate at December 31, 2011 is 2.10%. The Corporation issued subordinated debentures at the same terms as the trust preferred securities to the trust in exchange for the proceeds of the offering; the debentures and related debt issuance costs represent the sole assets of the trust. The Corporation may redeem the subordinated debentures, in whole but not in part, any time after 2010 at a price of 100% of face value. The subordinated debentures must be redeemed no later than 2035.

The Corporation is not considered the primary beneficiary of these trusts, therefore the trusts are not consolidated in the Corporations’ financial statements but rather the subordinated debentures are shown as a liability.

As the subsidiary banks are working to preserve capital and withholding the payment of dividends to the holding company, the Corporation elected in the first quarter of 2009 to defer interest payments for five years on the $14,000,000 of subordinated debentures. The reason for the interest deferral was to maintain liquidity at the holding company and the Bank subsidiary. Accrued interest payable on the subordinated debentures was $1,464,000 at December 31, 2011 compared to $1,027,000 at December 31, 2010. The Corporation is not in default under either of the indentures. During this five year period, the Corporation is precluded from paying dividends on its outstanding common stock. The Corporation subsequently may give notice that it elects to shorten the deferral period, pay accrued interest and return to the normal course of dividend payments.